SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:                     [ ] Confidential, for Use of
  [ ] Preliminary proxy statement                  the Commission Only (as
  [X] Definitive proxy statement                   permitted by Rule 14a-6(e)(2)
  [ ] Definitive additional materials
  [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            NBOG BANCORPORATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
          [X]       No fee required
          [ ]       Fee computed on table below per Exchange Act Rules
                    14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
          (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
          (5)  Total fee paid:

               [ ]  Fee paid previously with preliminary materials.
               [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------
          (1)  Amount previously paid:

--------------------------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
          (3)  Filing Party:

--------------------------------------------------------------------------------
          (4)  Date Filed:

--------------------------------------------------------------------------------

                            NBOG BANCORPORATION, INC.
                                807 Dorsey Street
                           Gainesville, Georgia  30501
                                 (770) 297-8060



                                 August 27, 2004



Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at the Gainesville Civic Center located at 830 Green Street, Gainesville, Georgia, on Tuesday, September 28, 2004 at 8:00 a.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first half of 2004 as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     To ensure the greatest number of shareholders will be present either in person or by proxy, we ask that you mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote in person. You may revoke your proxy at any time before it is voted.

                                     Sincerely,



                                     /s/  Ann M. Palmour
                                     Ann M. Palmour
                                     Chairman of the Board of Directors

                            NBOG BANCORPORATION, INC.
                                807 Dorsey Street
                           Gainesville, Georgia  30501
                                 (770) 297-8060


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 28, 2004


     The annual meeting of shareholders of NBOG Bancorporation, Inc. (the "Company") will be held on Tuesday, September 28, 2004 at 8:00 a.m., at the Gainesville Civic Center located at 830 Green Street, Gainesville, Georgia, for the following purposes:

     (1) to elect four (4) persons to serve as Class I Directors for a three-year term expiring in 2007; and

     (2) to transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has set the close of business on August 20, 2004 as the record date for determining the shareholders who are entitled to notice of and to vote at the meeting.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting, we ask that you mark, date, sign, and return the enclosed proxy card as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                   By Order of the Board of Directors,



                                   /s/ Ann M. Palmour
                                   Ann M. Palmour
                                   Chairman of the Board of Directors



August 27, 2004

                            NBOG BANCORPORATION, INC.
                                807 Dorsey Street
                           Gainesville, Georgia  30501
                                 (770) 297-8060

           __________________________________________________________

                     PROXY STATEMENT FOR 2004 ANNUAL MEETING
           __________________________________________________________


                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on September 28, 2004, at 8:00 a.m., at the Gainesville Civic Center located at 830 Green Street, Gainesville, Georgia, and at any adjournments of the meeting.

RECORD DATE AND MAILING DATE

     The close of business on August 20, 2004 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about August 27, 2004.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 50,000,000 shares of common stock, no par value, authorized, of which 746,990 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to elect four (4) persons to serve as Class I Directors for a three-year term expiring in 2007. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return, and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the Board of Directors.

     You can revoke your proxy at any time before it is voted by delivering to Holly R. Hunt, Chief Financial Officer of the Company, at the main office of the Bank, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock entitled to vote at the meeting is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.


                               PROXY SOLICITATION

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

     The Company's Board of Directors consists of 12 members and is divided into three classes. Each class of directors serves a staggered three-year term. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the director's successor. The Board of Directors unanimously recommends that the shareholders elect the persons identified below as Director Nominees to serve as Class I Directors for a three-year term expiring in 2007. The following table shows for each nominee and continuing director: (a) his or her name; (b) his or her age at December 31, 2003; (c) how long he or she has been a director of the Company; (d) his or her position(s) with the Company, other than as a director; and (e) his or her principal occupation and business experience for the past five years. Each of the directors listed below is also a director of the National Bank of Gainesville.

                                     DIRECTOR                    POSITION WITH THE COMPANY
NAME (AGE)                            SINCE                       AND BUSINESS EXPERIENCE
-----------------------------------  --------  -------------------------------------------------------------

CLASS I DIRECTOR NOMINEES:
(For Three-Year Term Expiring 2007)

Ann M. Palmour* (66)                     2000  Chairman of the Company; Owner of Palmour Properties (a
                                               real estate development company) since 1976.

Albert F. Satterwhite (58)               2004  President and Chief Executive Officer of the Company since
                                               2004; Previously, Senior Vice President of Branch Bank and
                                               Trust Company from 2000 until 2004.

Dr. Wendell A. Turner (46)               2001  Medical doctor, Lanier OB-GYN Associates since 1986.

Dr. John C. McHugh (48)                  2002  Urologist at Northeast Georgia Urologic Associates, PC.


CLASS II CONTINUING DIRECTORS:
(Term Expiring 2005)

Paula M. Allen (64)                      2000  Principal of Allen & Associates, Inc. (a real estate investment and management company) since 1973.

J. Darwin Allison, Jr. (47)              2000  Vice-Chairman of the Company; President and CEO of A-1
                                               Vaccinating, Inc. (a poultry vaccinating company) since 1979.

Shelley Palmour Anderson* (38)           2000  Treasurer of the Company; President and sole owner of
                                               Shelley Palmour Insurance Agency since 1990.

Dr. Roger P. Martin (59)                 2001  Medical doctor and senior partner and founder of Lanier
                                               OB-GYN Associates since 1978.


                                        3

                                     DIRECTOR                    POSITION WITH THE COMPANY
NAME (AGE)                            SINCE                       AND BUSINESS EXPERIENCE
-----------------------------------  --------  -------------------------------------------------------------

CLASS III CONTINUING DIRECTORS:
(Term Expiring 2006)

Kathy L. Cooper  (42)                    2000  Secretary of the Company; President of Cooper Family
                                               Enterprises (owns and operates two poultry operations, a
                                               cattle farm, a Christmas tree farm/trim shop, a grading
                                               company, several rental properties) since 1985; Associate
                                               Broker with Southern Heritage Land Co.

Anne L. Davenport (43)                   2000  Vice President of Matthews Printing Company since 1984.

Lanny W. Dunagan (52)                    2002  Sole owner of Lanny Dunagan's Welding Service since 1985.

Gilbert T. Jones, Sr. (66)               2000  Sole owner of Great Southern Resource & Investment, Inc.
                                               (a development and construction company) since 1985.

__________________________________
* Ann M. Palmour is the mother of Shelley Palmour Anderson.


MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2003, the Board of Directors of the Company held 12 meetings. Each of the incumbent directors attended at least 75% of the total number of meetings of the Company's Board of Directors and committees of the Board on which he or she serves.

     NOMINATING COMMITTEE. The Company does not have a standing nominating committee for director nominees and has not adopted a nominating committee charter. Rather, the full Board of Directors participates in the consideration of director nominees. Each of the Company's directors except for Mr. Satterwhite meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. Since the Company is a small business issuer, the Company believes a standing nominating committee for director nominees is not necessary. See "Director Nominations and Shareholder Communications" on page 11.

     COMPENSATION COMMITTEE. The Boards of Directors of the Company and the Bank have established a joint Compensation Committee for the purpose of addressing issues regarding personnel and compensation and administering the NBOG Bancorporation, Inc. 2003 Stock Incentive Plan. The Compensation Committee members for 2003 were Anne L. Davenport, Chairman; Paula M. Allen; J. Darwin Allison, Jr.; Shelley P. Anderson; and Gilbert T. Jones, Sr. The Compensation Committee held 3 meetings during the year ended December 31, 2003. The Compensation Committee has not adopted a charter. The Compensation Committee members for 2004 will be Shelley Palmour Anderson, Chairman; Paula M. Allen; Gilbert T. Jones, Sr. and Ann M. Palmour.

     AUDIT COMMITTEE. The Boards of Directors of the Company and the Bank have established a joint Audit Committee for the purpose of reviewing the Company's annual report and internal audit report of independent public accountants. The Audit Committee members for 2003 were J. Darwin Allison, Jr., Chairman; Anne L. Davenport; Dr. Roger P. Martin; and Dr. Wendell A. Turner. The Audit Committee members for 2004 will be Dr. John C. McHugh, Chairman; Gilbert T. Jones, Sr.; Dr. Roger P. Martin; Dr. Wendell A. Turner; and Ann M. Palmour. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. Although none of the Audit Committee members meets the criteria specified under applicable Securities and Exchange Commission regulations for an "audit committee financial expert," the Board believes each has the financial knowledge, business experience and independent judgment necessary for service on the Audit Committee. The Audit Committee held 3 meetings during the year ended December 31, 2003. The Audit Committee also serves as the Information Technology Committee. The Audit Committee has not adopted a charter.

AUDIT COMMITTEE REPORT

     The Audit Committee reports as follows with respect to the audit of the Company's 2003 audited consolidated financial statements.

     - The Audit Committee has reviewed and discussed the Company's 2003 audited consolidated financial statements with the Company's management;

     - The Audit Committee has discussed with the independent auditors Porter Keadle Moore, LLP the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The Audit Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2003 audited consolidated financial statements with management and discussions with the independent auditors, as described above, the Audit Committee recommended to the Board of Directors that the Company's 2003 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

     April 6, 2004                 By:  J. Darwin Allison, Jr.
                                        Anne L. Davenport
                                        Dr. Roger P. Martin
                                        Dr. Wendell A. Turner



                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of the Company: (a) his or her name; (b) his or her age at December 31, 2003; (c) how long he or she has been an officer of the Company; and (d) his or her positions with the Company and the Bank:

                            OFFICER                  POSITION WITH THE COMPANY
NAME (AGE)                   SINCE                    AND BUSINESS EXPERIENCE
--------------------------  -------  ----------------------------------------------------------

Albert F. Satterwhite (58)     2004  President and Chief Executive Officer of the Company since
                                     2004; Previously, Senior Vice President of Branch Bank and
                                     Trust Company from 2000 until 2004.

Holly R. Hunt (45)             2001  First Vice President and Chief Financial Officer of the
                                     Company; Chief Financial Officer of The Citizens Bank of
                                     Forsyth County in Cumming, GA, 1998-2001; 20 years of
                                     bank experience in management of internal audit and
                                     accounting departments.

     On April 6, 2004, Gary H. Anderson, the former president and chief executive officer of the Company, resigned his positions with the Company and the Bank. On July 15, 2004, the Board of Directors of the Company appointed Albert F. Satterwhite to serve as the Company's president and chief executive officer. Mr. Satterwhite is also serving as the president and chief executive officer of the Bank.

     Prior to joining the Company, Mr. Satterwhite served as Senior Vice President of Branch Bank and Trust Company in Macon, Georgia, from 2000 to 2004. Mr. Satterwhite was President of United Bank, Griffin, Georgia in 1999, Community Bank President and Chief Executive Officer of Union Planters Bank of Southern

Mississippi from 1996 to 1999, President and Chief Executive Officer of Bank South from 1992 to 1996, Division Vice President of Bank South from 1985 to 1992, President and Chief Executive Officer of International City Bank from 1983 to 1985, and President and Chief Executive Officer of Citizens First National Bank of Crystal River from 1981 to 1983.

                                  COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 2003, 2002 and 2001 for our President and Chief Executive Officer. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 2003.

SUMMARY COMPENSATION TABLE

                      Annual Compensation    Long-Term Compensation
                    -----------------------  ----------------------
                                                   Number of
                                                   Securities
Name and Position    Year      Salary ($)      Underlying Options
-----------------  --------  --------------  ----------------------

Gary H. Anderson,      2003         136,963                 12,000*
President and CEO      2002         133,400                       0
                       2001         105,000                       0

_______________
* On April 6, 2004, Mr. Anderson resigned his position as president and chief executive officer. Upon Mr. Anderson's resignation, the options reflected above were forfeited.

     We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations.

EMPLOYMENT AGREEMENT

     On August 22, 2000, the Company entered into an employment agreement with Mr. Anderson regarding his employment as the President and Chief Executive Officer of the Company. On April 6, 2004, Mr. Anderson resigned from his positions with the Company. Upon Mr. Anderson's resignation, the employment agreement was terminated. Under the terms of the employment agreement, Mr. Anderson's annual salary for 2003 was set at $136,963. Additionally, during 2003, Mr. Anderson received stock options to purchase 12,000 shares of the Company's common stock at $10.00 per share, a car allowance of $500 per month and other customary benefits commensurate with his position and responsibilities. As a result of Mr. Anderson's resignation, the stock options awarded to Mr. Anderson in 2003 expired without becoming exercisable.

     As a result of Mr. Anderson's resignation, he is not entitled to any severance payment under the terms of the employment agreement. However, in consideration of the contributions that Mr. Anderson has made to the Company and The National Bank of Gainesville since their organization, the Company has agreed to a lump sum payment to Mr. Anderson of approximately $44,765, which includes the payment of approximately $11,190 related to accrued but unused vacation.

DIRECTOR  COMPENSATION

     The directors of the Company and the Bank will not be compensated separately for their services as directors until net profits of the Company and the Bank exceed the Company's net losses since inception on a cumulative basis.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides details regarding stock options granted in 2003 to the executive officer listed in the above Summary Compensation Table. The options described below vest in one-fifth annual increments beginning on June 11, 2004.

                                   Individual Option Grants
                                        % of Total
                                          Options
                           Securities   Granted to   Exercise
                           Underlying    Employees    or Base
                  Date of    Options     in Fiscal     Price    Expiration
Name               Grant   Granted (#)   Year (%)     ($/Sh)       Date
----------------  -------  -----------  -----------  ---------  ----------

Gary H. Anderson  6/11/03       12,000          60%      10.00    7/7/2004

     The stock options reflected in the table above vested in one-fifth annual increments following each of the five full years of Mr. Anderson's service to the Company or the Bank completed after the grant date. Since Mr. Anderson resigned on April 6, 2004, prior to completing a full year of service after the grant date, none of the shares subject to the option vested and the option expired without becoming exercisable.

FISCAL YEAR-END OPTION VALUES

     The following table sets forth information at December 31, 2003 concerning stock options held by the executive officer listed in the above Summary Compensation Table. The listed executive officer did not exercise any options to purchase common stock of the Company during 2003. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

                    Number of Securities         Value of Unexercised
                         Underlying           In-the-Money Options(1) at
                     Unexercised Options          December 31, 2003
Name              Exercisable  Unexercisable  Exercisable  Unexercisable
----------------  -----------  -------------  -----------  -------------

Gary H. Anderson            0         12,000        - 0 -          - 0 -


     None of the stock options reflected in the table above vested and the option expired without becoming exercisable.

________________________
(1) There is no active trading market for the Company's common stock. The in-the-money value of the options was based on a value equal to $10.00 per share, which was the offering price for 91,168 shares sold by the Company on December 31, 2003 through a private placement. Since the exercise price of the options is $10.00 per share, the options are not in-the-money.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Company's common stock beneficially owned as of the record date by (a) each director and executive officer of the Company and (b) all executive officers and directors, as a group. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his or her shares. Other than the directors and executive officers listed below, we are unaware of any holder of more than 5% of the Company's common stock. Additionally, the address of each person is 807 Dorsey Street, Gainesville, Georgia 30501.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in the rules promulgated under the Securities Exchange Act. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of a security, or "investment power," which includes the power to dispose or to direct the disposition of a security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date.

                                  SHARES SUBJECT TO OPTIONS AND WARRANTS

                                          WARRANTS
                                             AND         TOTAL
                                           OPTIONS       NUMBER
                                         EXERCISABLE   OF SHARES
                               NUMBER      WITHIN     BENEFICIALLY  PERCENT
NAME OF BENEFICIAL OWNER      OF SHARES    60 DAYS       OWNED      OF CLASS  NATURE OF OWNERSHIP
----------------------------  ---------  -----------  ------------  --------  -------------------

Paula M. Allen                   17,500        8,333        25,833       3.4

J. Darwin Allison, Jr.           20,000       13,333        33,333       4.4

Shelley Palmour Anderson         10,100        6,733        16,833       2.2

Kathy L. Cooper                  10,500        6,667        17,167       2.3  Includes 500 shares held in an IRA for the
                                                                              benefit of Ms. Cooper and 500 shares held in
                                                                              an IRA for the benefit of her spouse.

Anne L. Davenport                10,300        6,733        17,033       2.3  Includes 200 shares as custodian for her
                                                                              children.

Lanny W. Dunagan                 20,500        6,667        27,167       3.6  Includes 500 shares owned jointly with his
                                                                              son.

Gilbert T. Jones, Sr.            31,300       20,533        51,833       6.8  Includes 500 shares held as custodian for his
                                                                              grandchildren.

Roger P. Martin                  43,100       20,400        63,500       8.3  Includes 30,600 shares held by Lanier OB-
                                                                              GYN Associates Profit Sharing Trust for the
                                                                              benefit of Roger P. Martin and 12,500 shares
                                                                              held by Wahoo Calc, LLC.

John C. McHugh                   30,000       10,000        40,000       5.3  Includes 15,000 held in an IRA for the benefit
                                                                              of John C. McHugh.

Ann M. Palmour                   25,036       13,357        38,393       5.1  Includes 36 shares held in an IRA for the
                                                                              benefit of Ann M. Palmour.

Albert F. Satterwhite                 0            0             0       0.0

Wendell A. Turner                42,600       27,733        70,333       9.1  Includes 42,600 shares held by Lanier OB-
                                                                              GYN Associates Profit Sharing Trust for the
                                                                              benefit of Wendell A. Turner.

Holly R. Hunt                     2,200        1,000         3,200       0.4  Includes 200 shares held as custodian for her
                                                                              child.

ALL DIRECTORS AND EXECUTIVE     263,136      141,489       404,625      45.5
OFFICERS AS A GROUP
(13 PERSONS)

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, all of our directors and executive officers, except as noted, complied with all applicable Section 16(a) filing requirements during 2003. Paula Allen, Gary Anderson, Lanny Dunagan, Holly Hunt and John McHugh each filed one late report reporting one transaction.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's directors and officers, and the businesses and other organizations with which they are associated, from time to time may have banking transactions in the ordinary course of business with the Bank. The Bank's policy is that any loans or other commitments to those persons or entities be made in accordance with applicable law and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons or entities of similar standing. All transactions with affiliates must be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of directors including a majority of disinterested directors.

     In addition, each loan by the Bank to any officer, director or controlling person of the Bank or any of its affiliates may be made only in compliance with the following conditions:

     The loan:

     - must be evidenced by a promissory note naming the Bank as payee and must contain an annual percentage rate which is reasonably comparable to that normally charged to non-affiliates by other commercial lenders for similar loans made in the Bank's locale;

     - must be repaid according to appropriate amortization schedules and contain default provisions comparable to those normally used by other commercial lenders for similar loans made to non-affiliates in the Bank's locale;

     - must be made only if credit reports and financial statements, or other reasonable investigation appropriate in light of the nature and terms of the loan and which meet the loan policies normally used by other commercial lenders for similar loans made to non-affiliates in the Bank's locale, show the loan to be collectible and the borrower a satisfactory credit risk; and

     - the purpose of the loan and the disbursement of proceeds are reviewed and monitored in a manner comparable to that normally used by other commercial lenders for similar loans made in the Bank's locale.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected the accounting firm of Mauldin & Jenkins, LLC to serve as independent accountants of the Company for the fiscal year ending December 31, 2004. Mauldin & Jenkins, LLC has served as the Company's independent accounting firm since May 2004. Porter Keadle Moore, LLP served as the Company's independent accounting firm for the fiscal year ending December 31, 2003.

     On May 19, 2004, the Company dismissed Porter Keadle Moore, LLP as its independent accountants. Management anticipates, however, that Porter Keadle Moore, LLP will render consulting and other non-audit services to the Company in the future.

     Prior to the dismissal, the Company did not consult with Mauldin & Jenkins, LLC regarding the application of accounting principles to a specific completed or contemplated transaction or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Mauldin & Jenkins, LLC regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements.

     The reports of Porter Keadle Moore, LLP on the Company's consolidated financial statements for the fiscal years ended December 31, 2003 and 2002 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2003 and 2002 and during the subsequent interim period preceding the Company's dismissal of Porter Keadle Moore, LLP, there have been no disagreements with Porter Keadle Moore, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Porter Keadle Moore, LLP, would have caused such firm to make reference to the subject matter of the disagreement(s) in connection with its reports.

     The Company's Audit Committee participated in and approved the decision to change the Company's independent accountants.

     No fees were billed to the Company by Mauldin & Jenkins, LLC for the years ended December 31, 2003 and 2002.

     The following table sets forth the fees billed to the Company for the years ended December 31, 2003 and 2002 by Porter Keadle Moore, LLP:

                                         2003     2002
                                        -------  ------

          Audit fees                    $41,144   7,377
          Audit-related fees             28,750  17,500
          Tax fees                        3,400       0
          All other fees                    765     925
                                        -------  ------
               Total Fees               $74,059  25,802
                                        =======  ======

AUDIT FEES

     Audit fees represent fees billed by Porter Keadle Moore, LLP for professional services rendered in connection with the (1) audit of the Company's annual financial statements for 2003 and 2002, and (2) review of the financial statements included in the Company's quarterly filings on Form 10-QSB and annual filings on Form 10-KSB.

AUDIT-RELATED FEES

     Audit-related fees represent fees for professional services rendered for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements and not included in "Audit Fees" above. Audit-related fees are primarily for internal audit and loan review services.

TAX FEES

     Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered by Porter Keadle Moore, LLP for tax compliance, tax advice, and tax planning.

ALL OTHER FEES

     All other fees represent fees associated with fixed asset accounting in 2002 and fixed asset accounting and attendance at quarterly audit committee meetings in 2003.

     The fees billed by Porter Keadle Moore, LLP were pre-approved by the Audit Committee of the Company in accordance with the policies and procedures for the Audit Committee. The Audit Committee pre-approves all audit and non-audit services provided by the Company's independent auditors and may not engage the independent auditors to perform any prohibited non-audit services. For 2003, 100% of the fees incurred were pre-approved.

     Representatives of Porter Keadle Moore, LLP and Mauldin & Jenkins, LLC are expected to be present at the Annual Meeting. They will have an opportuity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.


               DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

     DIRECTOR NOMINATIONS. The full Board of Directors of the Company participates in the consideration of director nominees. The Board has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Bank, and professionals in the financial services and other industries. Similarly, the Board does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee's business experience; knowledge of the Company and the financial services industry; experience in serving as a director of the Company or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director; and any other factors the Board deems relevant.

     In accordance with the Company's bylaws, a shareholder may nominate persons for election as directors if written notice of the shareholder's intent to make a director nomination is delivered or mailed to and received by the Secretary of the Company not later than the later of (1) 30 days in advance of the date of the annual meeting of shareholders or (2) the close of business on the tenth day following the date on which notice of the meeting is first given to shareholders. The notice must set forth:

          (1) the information that would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors of the Company;

          (2) the consent of the nominee to being named in a proxy statement as a nominee and to serve as a director of the Company if elected;

          (3)  the name and address of the shareholder giving the notice; and

          (4) the class and number of shares of the Company beneficially owned by the shareholder.

     The chairman of a shareholder meeting must refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     SHAREHOLDER PROPOSALS. To be included in the Company's 2005 proxy statement, shareholder proposals submitted for consideration at the 2005 annual meeting of shareholders must be received by the Company no later than December 17, 2004. Proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any proposal contained in a notice received after March 2, 2005. SEC Rule 14a-8 provides additional information regarding the content and procedure applicable to the submission of shareholder proposals to be included in the Company's 2005 proxy statement.

     SHAREHOLDER COMMUNICATIONS. Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and by sending it to the Secretary of the Company at the Company's principal office at 807 Dorsey Street, Gainesville, Georgia 30501. The Secretary will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

     ANNUAL MEETING ATTENDANCE. Although the Company does not have a formal policy regarding its directors' attendance at the annual meeting of shareholders, all directors are expected to attend the meeting. All of the directors attended the 2003 annual meeting of shareholders.


                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matters other than those described in the Notice of Annual Meeting of Shareholders should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

August 27, 2004

                            NBOG BANCORPORATION, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 28, 2004


     The undersigned hereby appoints Kathy L. Cooper and Lanny W. Dunagan as proxies, with the power to appoint his/her substitute, and hereby authorizes him/her to represent and to vote, as designated below, all of the common stock of NBOG Bancorporation, Inc., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the Gainesville Civic Center located at 830 Green Street, Gainesville, Georgia, on Tuesday, September 28, 2004, at 8:00 a.m. and at any adjournments of the annual meeting, upon the proposals described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.


 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL 1:    To elect the four (4) persons listed below to serve as
               Class I Directors of NBOG Bancorporation, Inc. for a three-year term expiring at the 2007 annual meeting of shareholders:

                                 Ann M. Palmour
                                 Albert F. Satterwhite
                                 Wendell A. Turner
                                 John C. McHugh

        [ ] FOR all nominees listed above      [ ] WITHHOLD authority to vote
            (except as  indicated below)           for all nominees listed above

INSTRUCTION:   To withhold authority for any individual nominees, mark
               "FOR" above, and write the nominees' names in this space.
___________________________________________________________________


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        ----------------------------------------
                                        Signature of Shareholder     Date


                                        ----------------------------------------
                                        Signature of Shareholder     Date


                                        ----------------------------------------
                                        Print Name(s) of Shareholder(s)


Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

I WILL __________   WILL NOT ___________ ATTEND THE ANNUAL SHAREHOLDERS MEETING.


                    PLEASE RETURN PROXY AS SOON AS POSSIBLE
                    ---------------------------------------